================================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                               AMENDMENT NO. 1

                                      TO

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of Earliest Event Reported):
                               SEPTEMBER 17, 1997


                                KITTY HAWK, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



    State of Delaware          0-25202                     75-2564006
(STATE OF INCORPORATION) (COMMISSION FILE NO.) (IRS EMPLOYER IDENTIFICATION NO.)


                             1515 West 20th Street
                                P.O. Box 612787
              Dallas/Fort Worth International Airport, Texas 75261
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

      Registrant's telephone number, including area code:  (972) 456-2200

                                 Not Applicable
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)





================================================================================

         The undersigned Registrant hereby amends the following items, financial statements, exhibits and other portions of its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on October 2, 1997, as set forth herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         On September 17, 1997, Kitty Hawk, Inc., through its wholly owned subsidiary Kitty Hawk Aircargo, Inc., acquired sixteen Boeing 727 aircraft and certain related contracts (the "Acquisition of the AIA 727 Fleet") from American International Airways, Inc. ("AIA"). The purpose of this amended Form 8-K is to file required financial statements relating to the Acquisition of the AIA 727 Fleet, including required pro forma financial information. The following financial statements relating to the Acquisition of the AIA 727 Fleet are attached hereto:

         (a)     Financial Statements

          FINANCIAL STATEMENT INDEX                                                                  PAGE
          -------------------------                                                                  ----
Independent Auditors' Report  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          F-2

Statements of Certain Assets Sold of AIA as of June 30, 1997 (Unaudited) and December 31,
1996 and 1995 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          F-3

Statements of Revenues and Direct Expenses for the six months ended June 30, 1997 and 1996
(Unaudited) and for the years ended December 31, 1996 and 1995  . . . . . . . . . . . . . .          F-4

Notes to Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          F-5

         (b)     Pro Forma Financial Information

         PRO FORMA FINANCIAL STATEMENTS INDEX                                                      PAGE
         ------------------------------------                                                      ----
Unaudited Pro Forma Financial Information . . . . . . . . . . . . . . . . . . . . . . . . .          F-8

Unaudited Pro Forma Balance Sheet at June 30, 1997  . . . . . . . . . . . . . . . . . . . .          F-9

Unaudited Pro Forma Statement of Operations for the twelve months ended December 31, 1996 .         F-10

Unaudited Pro Forma Statement of Operations for the six months ended June 30, 1997  . . . .         F-11

Notes to Unaudited Pro Forma Financial Information  . . . . . . . . . . . . . . . . . . . .         F-12

         (c)     Exhibits

         2.1 Agreement for Sale and Purchase of AIA 727 Fleet, dated as of July 31, 1997, by and among, AIA, the Company, Kalitta Flying Service, Inc., Conrad Kalitta and Kitty Hawk Aircargo, Inc. (1)

         23.1     Consent of Deloitte & Touche LLP. (2)

---------------------
         (1)      Previously filed.

         (2)      Filed herewith.

Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and exhibits to the Agreement for Sale and Purchase of the AIA 727 Fleet have been omitted. The Company hereby agrees to furnish such schedules and exhibits upon request of the Securities and Exchange Commission.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           KITTY HAWK, INC.



Date:    November 6, 1997                 By: /s/ RICHARD R. WADSWORTH
                                              --------------------------------
                                              Name:  Richard R. Wadsworth
                                              Title: Senior Vice President --
                                                     Finance, Chief Financial
                                                     Officer and Secretary

                      AMERICAN INTERNATIONAL AIRWAYS, INC.

     Statements of Certain Assets Sold of AIA for the Six Months Ended June 30, 1997 (Unaudited) and the Years Ended December 31, 1996 and 1995, and the Related Statements of Revenues and Direct Expenses for the Six Months Ended June 30, 1997 and 1996 (Unaudited) and for the Years Ended December 31, 1996 and 1995, and Independent Auditors' Report

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of American International Airways, Inc.
Ypsilanti, Michigan

We have audited the accompanying statements of certain assets sold of American International Airways, Inc. ("AIA") as of December 31, 1996 and 1995, and the related statements of revenues and direct expenses for the years then ended. These statements are the responsibility of AIA's management. Our responsibility is to express an opinion on these statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of certain assets sold of AIA and the related statements of revenues and direct expenses are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of certain assets sold of AIA and the related statements of revenues and direct expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements of certain assets sold of AIA and the related statements of revenues and direct expenses. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statements of certain assets sold of AIA and the related statements of revenues and direct expenses were prepared for the purpose of complying with the Purchase Agreement as discussed in Note 2 and are not intended to be a complete presentation of the financial position and results of operations of AIA and related companies.

In our opinion, the accompanying statements referred to above present fairly, in all material respects, the certain assets sold of AIA as of December 31, 1996 and 1995, and the related revenues and direct expenses for the years then ended, in conformity with generally accepted accounting principles.




Deloitte & Touche LLP
Ann Arbor, Michigan
September 29, 1997

AMERICAN INTERNATIONAL AIRWAYS, INC.

STATEMENTS OF CERTAIN ASSETS SOLD OF AIA
JUNE 30, 1997 (UNAUDITED) AND DECEMBER 31, 1996 AND 1995
-------------------------------------------------------------------------------



                                    JUNE 30,              DECEMBER 31,
                                  -----------     ---------------------------
                                     1997             1996           1995
                                  (UNAUDITED)
AIRCRAFT, AT COST                 $36,835,183     $36,715,178     $33,704,207

LESS ACCUMULATED DEPRECIATION      15,015,136      12,871,603       9,009,568
                                  -----------     -----------     -----------

NET BOOK VALUE OF ASSETS          $21,820,047     $23,843,575     $24,694,639
                                  ===========     ===========     ===========


See accompanying notes.

AMERICAN INTERNATIONAL AIRWAYS, INC.

STATEMENTS OF REVENUES AND DIRECT EXPENSES
FOR THE SIX MONTHS ENDED JUNE 30, 1997 AND 1996 (UNAUDITED) AND
FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995
-------------------------------------------------------------------------------


                                                          JUNE 30,                             DECEMBER 31,
                                             ---------------------------------     ---------------------------------
                                                  1997               1996               1996               1995
                                                        (UNAUDITED)
REVENUES:
  Third-party customer revenue               $   13,387,085     $    9,613,470     $   20,311,118     $   18,241,309
  Related party revenue                           7,351,273          9,005,627         18,158,957          6,849,286
                                             --------------     --------------     --------------     --------------

           Total revenues                        20,738,358         18,619,097         38,470,075         25,090,595

DIRECT EXPENSES:
  Depreciation                                    2,143,533          1,932,964          3,889,737          2,212,339
  Insurance                                         668,307            669,019          1,326,124            974,463
  Flight crew compensation and
    travel related expenses                       6,209,087          5,464,808         11,641,195          8,742,751
  Maintenance                                     9,171,933          4,180,374          9,478,540          9,840,280
                                             --------------     --------------     --------------     --------------

           Total direct expenses                 18,192,860         12,247,165         26,335,596         21,769,833
                                             --------------     --------------     --------------     --------------

EXCESS OF REVENUES
  OVER DIRECT EXPENSES                       $    2,545,498     $    6,371,932     $   12,134,479     $    3,320,762
                                             ==============     ==============     ==============     ==============


See accompanying notes.

AMERICAN INTERNATIONAL AIRWAYS, INC.

NOTES TO STATEMENTS
-------------------------------------------------------------------------------


1.   PROPOSED MERGER AND SALE OF BOEING 727 AIRCRAFT

     On September 22, 1997, American International Airways, Inc. and its 60% owned partnership, American International Cargo ("AIC") (collectively, "AIA"); Kalitta Flying Services, Inc. ("KFS"), O.K. Turbines, Inc. ("O.K."), American International Travel, Inc. ("AIT") and Flight One Logistics, Inc. ("FOL") (collectively referred to as the "Companies"), the sole stockholder of the Companies, and Kitty Hawk, Inc. ("Kitty Hawk") entered into a merger agreement, under which each of the respective Companies will be merged with separate subsidiaries of Kitty Hawk, with each of the Companies surviving the merger as a direct, wholly owned subsidiary of Kitty Hawk. On October 23, 1997, the merger agreement was amended so that at the effective time of the merger, the outstanding shares of capital stock of four Companies (AIA, AIT, FOL and O.K.) will be converted into the right to receive their pro rata portion of 4,099,150 shares of Kitty Hawk common stock (unaudited). The outstanding shares of capital stock of KFS will be converted into the right to receive $20,000,000.

     As an interim step toward the merger, on August 27, 1997, the Companies entered into an agreement to sell to Kitty Hawk sixteen Boeing 727 aircraft constituting the majority of the Companies' Boeing 727 Fleet (the "Boeing 727 Fleet") as set forth in an "Agreement for Sale and Purchase of AIA 727 Fleet" (the "Purchase Agreement") dated July 31, 1997, for $51 million.

     As a part of this transaction, which closed on September 17, 1997, the Companies assigned to Kitty Hawk all of its customer contracts relating to the aircraft. The purchase agreement provides the Companies the option to repurchase, no later than March 31, 1998, all except three of the 727 aircraft from Kitty Hawk at Kitty Hawk's purchase price, less $14 million for the three aircraft not subject to the option, plus any costs incurred by Kitty Hawk to maintain the repurchased aircraft. Similarly, Kitty Hawk has the option to require the Companies to repurchase, no later than December 31, 1997, all except three of the 727 aircraft at Kitty Hawk's purchase price less $14 million for the three aircraft not subject to the option, plus any costs incurred by Kitty Hawk to maintain the repurchased aircraft.

2.   BASIS OF PRESENTATION

     The accompanying statements of certain assets sold of AIA and the related statements of revenues and direct expenses were prepared for the purpose of complying with the Purchase Agreement and are not intended to be a complete presentation of the financial position and results of operations of AIA. Prior to the purchase, these assets were part of the larger AIA aircraft fleet, were an integral part of AIA's operations and did not constitute a legal or reporting entity for which financial statements were prepared.

     Revenues represent charges for aircraft usage billed to third party customers under contracts and charges to American International Freight ("AIF"), a division of AIA, and AIC under lease arrangements. Contract and lease arrangements require AIA to supply aircraft, crew, maintenance, and insurance ("ACMI") and to meet certain on-time performance standards. Customers, including AIF and AIC, are responsible for substantially all other operating expenses, including fuel. These contracts have been assigned to Kitty Hawk under the Purchase Agreement. Also, upon the consummation of this transaction, Kitty Hawk will continue the leases of the Boeing 727 Fleet to AIF and AIC to meet their scheduled freight service requirements.

     Direct expenses include depreciation, insurance, flight crew compensation and travel related expenses, and maintenance. Maintenance is comprised primarily of labor, parts and supplies associated with the maintenance, repair and overhaul of aircraft and engines and maintenance services provided by others. Since a portion of maintenance expenses are accumulated and accounted for in AIA's accounting system without regard to the type of aircraft, these expenses have been allocated to the Boeing 727 Fleet based upon the percentage of the historical cost of the Boeing 727 Fleet to the historical cost of the Companies' total Fleet. Allocated expenses amounted to $1.9 million, $2.4 million, $5.2 million and $5.4 million for the six months ended June 30, 1997 and 1996 (unaudited) and for the years ended December 31, 1996 and 1995, respectively.

3.   SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF ACCOUNTING - The statements have been prepared on the accrual basis of accounting.

     INTERIM STATEMENTS - The statements of certain assets sold of AIA and the related statements of revenues and direct expenses for the six months ended June 30, 1997 and 1996 reflect all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of certain assets sold of AIA and the related revenue and direct expenses for such periods. The revenue and direct expenses for the six months ended June 30, 1997 are not necessarily indicative of the revenue and direct expenses for the full year.

     BOEING 727 AIRCRAFT are carried at cost less accumulated depreciation. Depreciation is computed using the straight-line method over an estimated useful life of seven years.

     REVENUE RECOGNITION - Revenue is recognized upon completion of a flight.

     FOREIGN TRANSACTIONS - All significant monetary transactions of AIA are denominated in U.S. currency.

     USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     MAJOR CUSTOMERS - AIA had Boeing 727 Fleet sales to major customers representing the following percentages:




                            JUNE 30,       DECEMBER 31,
                          ------------    ------------
                          1997    1996    1996    1995
                          (UNAUDITED)
Third-party customer       38%     24%     23%     34%
Third-party customer       --      17%     12%     14%
Third-party customer       14%     --      --      --
Related party customer     26%     39%     38%     26%


4.   COMMITMENTS AND CONTINGENCIES

     At December 31, 1996, AIA was in violation of certain restrictive covenants included in the credit agreements associated with the Boeing 727 fleet. In September 1997, AIA's lenders waived such non-compliance and released the assets as collateral in order for this transaction to be consummated.

     Currently, thirteen of the Boeing 727 aircraft do not comply with the Federal Aviation Administration's Stage III noise control standards. AIA has estimated that modification costs would be $24 million for the aircraft to be in compliance with the Stage III noise control standards which go into effect by January 1, 2000.

                                     ******

                   UNAUDITED PRO FORMA FINANCIAL INFORMATION


   The following sets forth Unaudited Pro Forma Financial Information of Kitty Hawk, Inc. (the "Company") for the twelve months ended December 31, 1996 and the six months ended June 30, 1997, in each case giving effect to the Acquisition of the AIA 727 Fleet. The Company's Unaudited Pro Forma Statement of Operations Information presents the Acquisition of the AIA 727 Fleet as if it had been consummated at the beginning of 1996. The Company's Unaudited Pro Forma Balance Sheet Information presents the Acquisition of the AIA 727 Fleet as if it had been consummated on June 30, 1997.

   The Unaudited Pro Forma Financial Information of the Company is presented for illustrative purposes only and does not purport to present the financial position or results of operation of the Company had the Acquisition of the AIA 727 Fleet occurred on the dates indicated, nor are they necessarily indicative of the results of operations which may be expected to occur in the future. The Unaudited Pro Forma Financial Information should be read in conjunction with the separate historical financial statements of the Company included in its Form 10-Q for the period ended June 30, 1997 and its Transition Report on Form 10-K/A for the transition period from September 1, 1996 to December 31, 1996 and the statements of assets and revenues and direct expenses of certain assets sold of AIA appearing elsewhere in this Form 8- K.

   The historical balance sheet information of the Company has been derived from the unaudited June 30, 1997 balance sheet included in its Form 10-Q for the period ended June 30, 1997. The balance sheet information for the AIA 727 Fleet has been derived from the unaudited statements of assets of certain assets sold of AIA as of June 30, 1997 included elsewhere in this Form 8-K. The historical statement of operations data for the Company for the twelve months ended December 31, 1996 has been derived from unaudited information presented in Footnote 10 to the Company's audited financial statements included in its Transition Report on Form 10-K/A for the transition period from September 1, 1996 to December 31, 1996. The historical statement of operations data for the Company for the six months ended June 30, 1997 has been derived from the unaudited statement of operations included in its Form 10-Q for the period ended June 30, 1997. The statement of operations data for the AIA 727 Fleet for the twelve months ended December 31, 1996 has been derived from the audited statements of revenues and direct expenses of certain assets sold of AIA appearing elsewhere in this Form 8-K. The statement of operations data for the AIA 727 Fleet for the six months ended June 30, 1997 has been derived from the unaudited statement of revenues and direct expenses of certain assets sold of AIA appearing elsewhere in this Form 8-K.

   The pro forma adjustments relating to the acquisition of the AIA 727 Fleet represent the Company's preliminary determination of these adjustments and are based upon available information and certain assumptions the Company considers reasonable under the circumstances. Final amounts could differ from those set forth therein and those differences could be material. The unaudited interim financial statements of the Company and the AIA 727 Fleet referred to above include, in the opinion of management of the Company and of AIA, all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the results of the Company and of the AIA 727 Fleet for the unaudited interim period.

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION
                                  BALANCE SHEET
                                  June 30, 1997


                                                                Historical
                                                       ------------------------------                    Pro Forma
                                                                              AIA 727         -----------------------------
                                                       Kitty Hawk              Fleet          Adjustments          Combined
                                                       ----------            --------         -----------         ---------
                                                                                   (in thousands)
Current Assets:
    Cash and cash equivalents                           $   8,952                              $ (5,260) 2a       $   3,692
    Trade accounts receivable                              15,122                                                    15,122
    Inventory and aircraft supplies                         4,435                                                     4,435
    Prepaid expenses and other current assets               5,366                                                     5,366
                                                        ---------                              --------           ---------
       Total current assets                                33,875                                (5,260)             28,615

Property and equipment, net                                83,483            $ 21,820            33,364  2b,c,e     138,667
                                                        ---------            --------          --------           ---------
       Total assets                                     $ 117,358            $ 21,820          $ 28,104           $ 167,282
                                                        =========            ========          ========           =========


Current Liabilities:
    Accounts payable and accrued expenses               $  18,513                              $  3,003  2c       $  21,516
    Current maturities of long-term debt                    4,774                                                     4,774
                                                        ---------                              --------           ---------
       Total current liabilities                           23,287                                 3,003              26,290

Long-term debt                                             29,277                                45,900  2d          75,177
Deferred income taxes                                       2,545                                 1,021  2e           3,566
Stockholders' equity, net                                  62,249                                                    62,249
                                                        ---------                              --------           ---------
       Total liabilities and stockholders' equity       $ 117,358                              $ 49,924           $ 167,282
                                                        =========                              ========           =========


                             See accompanying notes.

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

                             STATEMENT OF OPERATIONS
                      Twelve months ended December 31, 1996

                                                                Historical
                                                       ------------------------------                    Pro Forma
                                                                              AIA 727         -----------------------------
                                                       Kitty Hawk              Fleet          Adjustments          Combined
                                                       ----------            --------         -----------         ---------
                                                                        (in thousands, except per share data)
Revenues:
    Air freight carrier                                $   55,504            $ 38,470                             $  93,974
    Air logistics                                          77,168                                                    77,168
                                                       ----------            --------                             ---------
       Total revenues                                     132,672              38,470                               171,142

Costs of Revenues:
    Air freight carrier                                    40,860              26,336         $     2,065  1a        69,261
    Air logistics                                          67,938                                                    67,938
                                                       ----------            --------         -----------         ---------
       Total costs of revenues                            108,798              26,336               2,065           137,199

Gross profit                                               23,874            $ 12,134              (2,065)           33,943
                                                                             ========
General and administrative expenses                         8,943                                      75  1b         9,018
Non-qualified employee profit sharing                       1,243                                                     1,243
Stock option grants to executives                           4,231                                                     4,231
                                                       ----------                             -----------         ---------
       Total operating expenses                            14,417                                      75            14,492

Operating income                                            9,457                                  (2,140)           19,451
Other Income (Expense):
    Interest expense, net                                  (2,062)                                 (3,902) 1c        (5,964)
    Other, net                                                291                                                       291
                                                       ----------                             -----------         ---------

Income before income taxes                                  7,686                                  (6,042)           13,778
Income taxes                                                3,038                                   2,408 1d          5,446
                                                       ----------                             -----------         ---------
Net income                                             $    4,648                             $    (8,450)        $   8,332
                                                       ==========                             ===========         =========
Net income per share                                   $     0.55                                                 $    0.98
                                                       ==========                                                 =========

Weighted average common and common
    equivalent shares outstanding                           8,477                                                     8,477
                                                       ==========                                                 =========


                             See accompanying notes.

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION
                             STATEMENT OF OPERATIONS
                         Six Months ended June 30 , 1997



                                                                Historical
                                                       ------------------------------                    Pro Forma
                                                                              AIA 727         -----------------------------
                                                       Kitty Hawk              Fleet          Adjustments          Combined
                                                       ----------            --------         -----------         ---------
                                                                        (in thousands, except per share data)
Revenues:
    Air freight carrier                                 $ 33,237            $ 20,738                                $ 53,975
    Air logistics                                         27,232                                                      27,232
                                                        --------            --------                                --------
       Total revenues                                     60,469              20,738                                  81,207

Costs of Revenues:
    Air freight carrier                                   22,844              18,193            $ (1,385) 1a          39,652
    Air logistics                                         24,819                                                      24,819
                                                        --------            --------            --------            --------
       Total costs of revenues                            47,663              18,193              (1,385)             64,471

Gross profit                                              12,806            $  2,545               1,385              16,736
                                                                            ========
General and administrative expenses                        4,884                                      38  1b           4,922
Non-qualified employee profit sharing                        672                                                         672
                                                        --------                                --------            --------
       Total operating expenses                            5,556                                      38               5,594

Operating income                                           7,250                                   1,347              11,142
Other Income (Expense):
    Interest expense, net                                 (1,049)                                 (1,951) 1c          (3,000)
    Other, net                                               424                                                         424
                                                        --------                                --------            --------

Income before income taxes                                 6,625                                    (604)              8,566
Income taxes                                               2,650                                     776 1d            3,426
                                                        --------                                --------            --------
Net income                                              $  3,975                                $ (1,380)           $  5,140
                                                        ========                                ========            ========
Net income per share                                    $   0.38                                                    $   0.49
                                                        ========                                                    ========
Weighted average common and common
    equivalent shares outstanding                         10,452                                                      10,452
                                                        ========                                                    ========



                             See accompanying notes.

             NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION
                           (Dollars in thousands)



1. Pro Forma Statement of Operations - The Company's Pro Forma Statement of Operations data for the twelve months ended December 31, 1996 and the six months ended June 30, 1997 includes the following adjustments:

                                                          Twelve months
                                                             ended                Six months
                                                           December 31,          ended June 30,
                                                               1996                  1997
                                                         ---------------         --------------
    a. Costs of revenues
       o Increasing  depreciation expense  from the
         step-up in fair value of acquired aircraft
         and adjusting the  useful lives of the
         acquired aircraft to 10 years                       $ 1,628               $    615
       o Conform AIA's aircraft maintenance
         accounting policy to that of Kitty Hawk                 437                 (2,000)
                                                             -------               --------
                                                               2,065                 (1,385)

    b. Additional general and administrative
       personnel                                                  75                     38

    c. Increase interest expense                               3,902                  1,951

    d. Tax expense:
       o Adjustment to reflect income tax expense
         on the gross profit of the AIA 727  Fleet at
         Kitty Hawk's historical effective rate                4,804                  1,018
       o Adjustment to reflect income tax benefit
         on the pro forma adjustments at Kitty
         Hawk's historical effective rate                     (2,396)                  (242)
                                                             -------               --------
                                                               2,408                    776
                                                             -------               --------
                                                             $ 8,450               $  1,380
                                                             =======               ========


    No income tax expense has been reflected on the AIA 727 Fleet statement of operations data as AIA filed income taxes under Subchapter S of the U.S. Federal Income Tax Code.

    Interest expense on the long-term debt assumes an interest rate of 8.5%.

2. Pro Forma Balance Sheet - The Company's Pro Forma Balance Sheet data as of June 30, 1997 includes the following adjustments:

                                                                            As of June 30,
                                                                                1997
                                                                            --------------
    a.  Cash payment to AIA and related acquisition expenses                 $  (5,260)

    b.  Record AIA 727 Fleet at fair value, less carrying value of
        assets acquired                                                         29,340

    c.  Adjusting accrued maintenance to conform AIA's accounting
        policy to that of Kitty Hawk                                             3,003

    d.  Record long-term debt                                                   45,900

    e.  Record deferred taxes related to accrued maintenance                     1,021

     Effective with the acquisition of the AIA 727 Fleet, the Company borrowed $45,900 to finance the purchase of the AIA 727 Fleet. The note bears interest at the applicable rate under the agreement, plus 1.0% from January 1 through December 31, 1999, and 1.5% beginning January 1, 2000 and matures on June 30, 2001. Interest only is payable through March 31, 1998. The loan begins to amortize on June 30, 1998 with equal quarterly installments of principal and interest until maturity.

                              INDEX TO EXHIBITS

EXHIBIT
NUMBER          DESCRIPTION
------          -----------
2.1             Agreement for Sale and Purchase of AIA 727 Fleet, dated as of
                July 31, 1997, by and among, AIA, the Company, Kalitta Flying
                Service, Inc., Conrad Kalitta and Kitty Hawk Aircargo, Inc.(1)

23.1            Consent of Deloitte & Touche, LLP.(2)

-----------
(1) Previously filed.
(2) Filed herewith.

Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and exhibits to the Agreement for Sale and Purchase of the AIA 727 Fleet have been omitted. The Company hereby agrees to furnish such schedules and exhibits upon request of the Securities and Exchange Commission.